UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

Presbia PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36824	98-1162329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 659 9446

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 22, 2017, the Company issued a press release announcing the extension of the subscription period for the currently ongoing rights offering, a copy of which is attached as Exhibit 99.1 hereto. The subscription period will be extended from February 23, 2017 to 5:00 p.m. Eastern Time on March 8, 2017.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1 Presbia PLC press release dated February 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

Date: February 22, 2017	By:	/s/ Jarett Fenton
Jarett Fenton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presbia PLC press release dated February 22, 2017